Financial Risk Management	12 Months Ended
Dec. 31, 2019
Financial risk management [abstract]
Financial risk management
4	Financial risk management

4.1	Financial risk factors

The Group’s activities exposed it to a variety of financial risks: market risk (including foreign exchange risk, cash flow and fair value interest rate risk and commodity price risk), credit risk and liquidity risk. The Group’s overall risk management programmer focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.

(a)	Market risk

(i)	Foreign exchange risk

The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. Nevertheless the Group is exposed to foreign exchange risk arising from the recognized assets and liabilities (mainly trade payables), and future transactions denominated in foreign currencies, primarily with respect to US dollar. The Group’s finance department at its headquarter is responsible for monitoring the amount of assets and liabilities, and transactions denominated in foreign currencies to minimize the foreign exchange risk. For the year ended 31 December 2019, 31 December 2018 and 31 December 2017, the Group uses forward foreign exchange contracts and foreign exchange option contracts to mitigate its exposure to foreign exchange risk respect to US dollar. The forward and option contracts the Group used are not designed as hedging instrument. As at 31 December 2019, the nominal amount of US dollar foreign exchange options were amounted to RMB 40,754 thousands (31 December 2018: RMB 571,476 thousands), which would be matured within six months.

As at 31 December 2019, if the foreign currencies had weakened/strengthened by 5% against RMB with all other variables held constant, the Group’s net profit for the year would have been RMB 13,699 thousands increased/decreased before considering the impact of forward and option contracts as a result of foreign exchange gains/losses on translation of foreign currencies denominated trade payables and borrowings (31 December 2018: RMB 30,713 thousands).

(ii)	Cash flow and fair value interest rate risk

The Group’s interest rate risk arises from short-term interest bearing borrowings. Borrowings obtained at variable rates expose the Group to cash flow interest rate risk. Borrowings obtained at fixed rates expose the Group to fair value interest rate risk. The Group determines the relative proportions of its fixed rate and floating rate contracts depending on the prevailing market conditions. As at 31 December 2019, the Group’s short-term borrowings denominated with floating rates amounted to RMB 47,600 thousands, which represented 3% of total borrowing balance (31 December 2018: RMB 497,249 thousands, representing 100% of total borrowing balance).

The Group’s finance department at its headquarter continuously monitors the interest rate position of the Group. Increases in interest rates will increase the cost of new borrowing and the interest expenses with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial position. The Group makes adjustments timely with reference to the latest market conditions and may enter into interest rate swap agreements to mitigate its exposure to interest rate risk. For the years ended 31 December 2019 and 31 December 2018, the Group did not enter into any interest rate swap agreements.

As at 31 December 2019, if interest rates on the floating rate borrowings had risen/fallen by 50 basis points while all other variables had been held constant, the Group’s net profit would have decreased/increased by approximately RMB 179 thousands (31 December 2018: RMB 1,865 thousands), mainly as a result of higher/lower interest expense on floating rate borrowings.

(iii)	Commodity price risk

The Group principally engages in processing crude oil into synthetic fibers, resins and plastics, intermediate petrochemicals and petroleum products. The selling price of petroleum products is periodically adjusted by government department based on the market price adjustment mechanism, and generally in connection with the crude oil price. The selling prices of synthetic fibers, resins and plastics and intermediate petrochemicals are market prices. The Group didn’t have any derivative financial instrument such as commodity futures and swaps, therefore the fluctuation of crude oil price could have significant impact on the Group.

(b)	Credit risk

(i)	Risk management

Credit risk is managed on group basis. It mainly arises from cash and cash equivalents, time deposits with banks, structured deposits, trade receivables, other receivables, bills receivable, etc.

Group expects that there is no significant credit risk associated with cash at bank (including time deposits and structured deposits) and bills receivable since they are deposits and bank acceptance bills at state-owned banks and other medium or large size listed banks. Management does not expect that there will be any significant losses from non-performance by these counterparties.

In addition, the Group has policies to limit the credit exposure on trade receivables, other receivables and bills receivable. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The credit history of the customers is regularly monitored by the Group. In respect of customers with a poor credit history, the Group will use written payment reminders, or shorten or cancel credit periods, to ensure the overall credit risk of the Group is limited to a controllable extent.

The Group considers the probability of default upon initial recognition of a financial asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period. To assess whether there is a significant increase in credit risk the Group compares the risk of a default occurring on the asset as at the reporting date with the risk of default as at the date of initial recognition. It considers available reasonable and supportive forward-looking information. Especially the following indicators are incorporated:

•   internal credit rating;

•   external credit rating (as far as available);

•   actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtors’ ability to meet its obligations;

•   actual or expected significant changes in the operating results of the debtors;

•   significant increases in credit risk on other financial instruments of the same debtors;

•   significant changes in the value of the collateral supporting the obligation or in the quality of third-party guarantees or credit enhancements;

•   significant changes in the expected performance and behavior of the debtors, including changes in the payment status of debtors, etc.

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making a contractual payment.

It has other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. In addition, the Group reviews regularly the recoverable amount of each individual trade receivables to ensure that adequate impairment losses are made for irrecoverable amounts. The Group has no significant concentrations of credit risk, with exposure spread over a large number of counterparties and costumers.

For other receivables, management makes periodic collective assessment as well as individual assessment on the recoverability of other receivables based on historical settlement records and forward-looking information. The management believe that there is no material credit risk inherent in the Group’s outstanding balance of other receivable.

(ii)	Impairment of financial assets

The Group has three types of financial assets that are subject to the expected credit loss model:

•	Trade receivables for sales of goods and from the providing services,

•	Other financial assets carried at amortised cost, and

•	Debt instruments carried at FVOCI

While cash and cash equivalents, time deposits with banks and bills receivable are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

Trade receivables

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables (including trade receivables with related parties and those carried at FVOCI).

To measure the expected credit losses, trade receivables have been grouped based on shared credit risk characteristics and the days past due.

The expected credit loss rates are based on the payment profiles of sales over a period of 36 months before 31 December 2019 and 31 December 2018 respectively and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables.

The loss allowances for trade receivables as at 31 December 2019 and 31 December 2018 reconcile to the opening loss allowances as follows:

	Trade receivables (including receivables from related parties)
	2018	2019
	RMB’000	RMB’000
Opening loss allowance as at 1 January	37	54
Provision for loss allowance recognized in profit or loss	17	-
Reversal of previous impairment losses	-	(54)

Closing loss allowance at 31 December	54	-

For the year ended 31 December 2019 and 31 December 2018, the (reversal)/provision for loss allowance were recognized in profit or loss in net impairment losses on financial assets.

Impairment losses on trade receivables are presented as net impairment losses within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.

Other financial assets at amortised cost

Other financial assets at amortized cost include other receivables.

As at 31 December 2019 and 31 December 2018, the internal credit rating of other receivables were performing. The Group has assessed that the expected credit losses for these receivables are not material under the 12 months expected losses method.

The loss allowance provision for other receivables as at 31 December 2019 and 31 December 2018 reconciles to the opening loss allowance provision as follows:

	Other receivables (including receivables from related parties)
	2018	2019
	RMB’000	RMB’000
Opening loss allowance as at 1 January	1016	144
Provision for loss allowance recognized in profit or loss	56	-
Reversal of previous impairment losses	(34)	(5)
Receivables written off during the year as uncollectible	(894)	-

Closing loss allowance at 31 December	144	139

Management considered the internal credit risk of other receivable including receivables from related parties were performing as they have a low risk of default and the counterparties have a strong capacity to meet its contractual cash flow obligations in the near term, and thus the impairment provision recognized during the period was limited to 12 months expected losses.

For year ended 31 December 2019, the (reversal)/provision for loss allowance were recognized in profit or loss in net impairment losses on financial assets in relation to the impaired other receivables.

Debt instruments carried at FVOCI

Debt instruments carried at FVOCI include trade receivables and bills receivable with a business model which is achieved both by collecting contractual cash flows and selling of these assets. The loss allowance for debt instruments is recognized in profit or loss and reduces the fair value loss otherwise recognized in OCI.

While bills receivable carried at FVOCI are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial. The above Note 4(b)(ii) provides the details about the loss allowance for trade receivables carried at FVOCI.

As at 31 December 2019 and 31 December 2018, no loss allowance was provided for financial assets at FVOCI.

(iii)	Net impairment losses on financial assets recognized in profit or loss

During the year, the following gains/(losses) were recognized in profit or loss in relation to impaired financial assets:

	2018	2019
	RMB’000	RMB’000
Impairment losses
- movement in loss allowance for trade and other receivables	(73)	-
Reversal of previous impairment losses	34	59

Net impairment losses on financial assets	(39)	59

(iv)	Financial assets at fair value through profit or loss

The Group is also exposed to credit risk in relation to investments such as structured deposits and derivative financial instruments, which are measured at fair value through profit or loss. The maximum exposure at the end of the reporting period is the carrying amount of these investments.

(c)	Liquidity risk

Cash flow forecast is performed by the operating entities of the Group and aggregated by Group finance. Group finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities from major financial institution so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities to meet the short-term and long-term liquidity requirements.

The liquidity of the Group is primarily dependent on its ability to maintain adequate cash inflow from operations, the renewal of its short-term bank loans and its ability to obtain adequate external financing to support its working capital and meet its debt obligation when they become due. As at 31 December 2019, the Group had credit facilities with several PRC financial institutions which provided the Group to draw down or to guarantee the issuance of the bills of lading to RMB 21,258,288 thousands, within which amounted to RMB 17,601,233 thousands were unused. The maturity dates of the unused facility amounted to RMB 15,101,233 thousands will be after 31 December 2020 as disclosed in Note 23(f). Management assessed that all the facilities could be renewed upon the expiration dates.

Surplus cash held by the operating entities over and above balance required for working capital management are transferred to the Group treasury. As at 31 December 2019, the Group held cash and cash equivalents of RMB 7,449,699 thousands (31 December 2018: RMB 8,741,893 thousands) (Note 23(b)) and trade receivables (including trade receivables with related parties and those carried at FVOCI) of RMB 2,376,098 thousands (31 December 2018: RMB 3,181,196 thousands), that are expected to readily generate cash inflows for managing liquidity risk.

The table below analyses the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

Contractual maturities of financial liabilities	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
31 December 2018	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Non-derivatives
Borrowings	606,157	-	-	-	606,157
Trade payables	1,908,457	-	-	-	1,908,457
Other payables	789,567	-	-	-	789,567
Amounts due to related parties	3,725,278	-	-	-	3,725,278

	7,029,459	-	-	-	7,029,459

Derivatives		-	-	-
Derivative financial instruments	1,516	-	-	-	1,516

Contractual maturities of financial liabilities	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
31 December 2019	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Non-derivatives
Borrowings	1,575,176	-	-	-	1,575,176
Lease liabilities	11,700	8,846	2,435	495	23,476
Bills payables	673,900	-	-	-	673,900
Trade payables	2,142,402	-	-	-	2,142,402
Other payables	747,133	-	-	-	747,133
Amounts due to related parties	5,702,728	-	-	-	5,702,728

	10,853,039	8,846	2,435	495	10,864,815

Derivatives
Derivative financial instruments	799	-	-	-	799

4.2	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as equity as shown in the consolidated balance sheet plus net debt.

As cash and cash equivalents exceed total borrowings, which was resulted primarily from profitability, there was no net debt as at 31 December 2019 and 31 December 2018.

4.3	Fair value estimation

The table below analyses the Group’s financial instruments carried at fair value as at 31 December 2019 and 31 December 2018 by level of the inputs to valuation techniques used to measure fair value. Such inputs are categorized into three levels within a fair value hierarchy as follows:

•

The fair value of financial instruments traded in active markets (such as publicly traded derivatives, and equity securities) is based on quoted market prices at the end of the reporting period. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1.

•

The fair value of financial instruments that are not traded in an active market (for example, over-the-counter derivatives) is determined using valuation techniques which maximize the use of observable market data and rely as little as possible on entity-specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

•	If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3. This is the case for unlisted equity securities.

Recurring fair value measurements As at 31 December 2018	Level 1 RMB’000	Level 2 RMB’000	Level 3 RMB’000	Total RMB’000
Financial assets
Financial assets at fair value through other comprehensive income	-	1,672,431	-	1,672,431
Structured deposits	-	-	2,719,811	2,719,811
Foreign exchange options	-	7,468	-	7,468

	-	1,679,899	2,719,811	4,399,710

Financial liabilities
Foreign exchange options	-	11,005	-	11,005

Recurring fair value measurements As at 31 December 2019	Level 1 RMB’000	Level 2 RMB’000	Level 3 RMB’000	Total RMB’000
Financial assets
Financial assets at fair value through other comprehensive income
Trade and bill receivables	-	1,540,921	-	1,540,921
Equity investments	-	-	5,000	5,000
Structured deposits	-	-	3,318,407	3,318,407
Foreign exchange options	-	263	-	263

	-	1,541,184	3,323,407	4,864,591

Financial liabilities
Foreign exchange options	-	799	-	799

The Group uses discounted cash flow model with inputted interest rate, which were influenced by historical fluctuation and the probability of market fluctuation, to evaluate the fair value of the structured deposits classified as Level 3 financial assets.

Fair value measurements using significant unobservable inputs (level 3).

The following table presents the changes in level 3 items for the periods ended 31 December 2019:

	Equity investments RMB’000	Structured deposits RMB’000	Total RMB’000
Closing balance 31 December 2018	-	2,719,811	2,719,811

Acquisitions	5,000	3,800,000	3,805,000
Disposals	-	(3,200,000)	(3,000,000)
Fair value change	-	(1,404)	(1,404)

Closing balance 31 December 2019	5,000	3,318,407	3,323,407

Financial assets and financial liabilities not measured at fair value mainly represent time deposits, trade receivables and other receivables, trade and other payables (except for the staff salaries and welfare payables and taxes payables) and borrowings. As at 31 December 2019 and 31 December 2018, these financial assets are expected to be collected in one year or less and these financial liabilities are due within one year or less. As a result, the carrying amounts of these financial assets and liabilities not measured at fair value are a reasonable approximation of their fair value.